Pax World Funds Series Trust I

ESG Managers Income Portfolio

Supplement Dated May 30, 2013
to the
Prospectus

Dated May 1, 2013

Effective May 30, 2013, the table titled “Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment” for the ESG Managers Income Portfolio on page 31 is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (Expenses You Pay Each Year as a Percentage of the Value of Your Investment)

	Class A	Institutional Class	Class C
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	3.34%	3.34%	3.34%
Acquired Fund Fees and Expenses(3)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	4.56%	4.31%	5.31%
Contractual Reimbursements(4)	-3.27%	-3.27%	-3.27%
Net Annual Fund Operating Expenses(5)	1.29%	1.04%	2.04%

(1) This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

(2) This charge applies to investors who purchase Class C shares and redeem them within one year of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

(3) Acquired Fund Fees and Expenses represent expenses indirectly borne by the Fund through its investment in other investment companies.

(4) The Adviser has agreed contractually to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than exchange-traded funds) advised by the Adviser), as a percentage of its average net assets, do not exceed the following applicable rate (the “Cap”) on an annualized basis on the Class A, Institutional Class and Class C shares, respectively: 1.14%, 0.89% and 1.89% . This reimbursement arrangement will continue in effect until at least December 31, 2015. If the Adviser reimburses expenses of a Fund pursuant to its Cap arrangement, the Adviser may recoup the amount of such reimbursement from such Fund at any time within three years after the year in which the Adviser incurred the reimbursement expense (the “Recovery Period”) if, and only to the extent that, the Fund’s annualized ordinary operating expense ratio is below the applicable Cap during the Recovery Period.